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                                                                  EXHIBIT 10.10

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN A SHAREHOLDERS AGREEMENT, DATED AS OF AUGUST 20, 1997 (AS AMENDED, MODIFIED OR SUPPLEMENTED THROUGH THE DATE HEREOF, THE "SHAREHOLDERS AGREEMENT"), BY AND AMONG THE COMPANY AND THE SHAREHOLDERS NAMED THEREIN, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENTS.

              EXERCISABLE AT ANY TIME SUBJECT TO THE PROVISIONS HEREOF

NO. 1                        BURKE INDUSTRIES, INC.
                              WARRANT CERTIFICATE

                         Warrant Certificate for  Warrants
                       to Purchase 428,444,44 Warrant Shares

          This Warrant Certificate certifies that, for value received, Jackson National Life Insurance Company (the "Holder") is the owner of the number of Warrants (as defined in Section 1.2(a) below) set forth above, each of which entitles the Holder to purchase from Burke Industries, Inc., a California corporation (the "Company") at any time from and after the date hereof and until the Expiration Date (as defined in Section 2.1 hereof) one Warrant Share (as defined below), at the purchase price stated in Section 2.3 hereof (the "Exercise Price"). The number of Warrant Shares purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as herein provided.

          For purposes of this Warrant Certificate, "Warrant Shares" shall mean shares of the Company's Common Stock, no par value (the "Common Stock"); PROVIDED, HOWEVER, that if, in accordance with Section 6.3 hereof, the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the "Warrant Shares" shall mean the securities so issuable by such entity or the securities of the class of securities so issuable.

          The Warrants are subject to the following terms, conditions and provisions:

          SECTION 1. REGISTRATION; TRANSFERABILITY; EXCHANGE OF WARRANT CERTIFICATE.

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          1.1  REGISTRATION.  The Company shall number and register the Warrants in a register (the "Warrant Register") maintained at the principal office of the Company (the "Office"). The Company shall be entitled to treat the Holder of the Warrants as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person.

          1.2   TRANSFER AND EXCHANGE.

          (a) Subject to compliance with any restrictions on transfer set forth in the Shareholders Agreement, dated as of August 20, 1997, by and among the Company, Holder, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual High Yield Partners LLC, Paribas North America, Inc. and the other shareholders named therein (the "Shareholders' Agreement") (Holder and Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual High Yield Partners LLC and Paribas North America, Inc. shall sometimes be collectively referred to herein as the "Initial Warrantholders"), the warrants issued to the Initial Warrantholders (the "Warrants") shall be transferable only on the Warrant Register upon delivery thereof by the Holder or by his duly authorized attorney or representative or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee of such Warrants and a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the remaining Warrants, if any, not so transferred, shall be issued to the Holder. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and shall remain with the Company. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. No transfer of the Warrants or any interest therein other than in compliance with this Section
1.2 shall be made or recorded in the Warrant Register, and any such purported transfer shall be void and of no effect.

          (b) This Warrant Certificate is exchangeable, in whole or in part, upon the surrender hereof by the holder hereof at the Office for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares that may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the holder of such new Warrant Certificates at the time of such surrender.

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          SECTION 2.  TERM OF WARRANTS; EXERCISE OF WARRANTS.

          2.1 TERM OF WARRANT. Subject to the terms of this Warrant Certificate, the Holder shall have the right, which may be exercised by the registered Holder hereof from time to time on any Business Day before 5:00 P.M. (New York City time) during the period through and including February 20, 2008 (the "Expiration Date") to purchase from the Company an aggregate of 428,444.44 fully paid and nonassessable Warrant Shares or such other number of Warrant Shares which the Holder may at the time be entitled to purchase in accordance with this Warrant Certificate. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

          2.2 EXERCISE OF WARRANTS. Subject to the terms of this Warrant Certificate, the Warrants evidenced by this Warrant Certificate may be exercised in whole or in part, upon surrender to the Company, at its Office, of this Warrant Certificate, with a Purchase Form substantially in the form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price. Payment of the aggregate Exercise Price shall be in cash; PROVIDED, HOWEVER, that in lieu of payment in cash, the Holder may, at its option, pay all or a portion of the aggregate Exercise Price by tendering shares it holds of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, which shares shall be valued at their stated liquidation value, plus any accrued but unpaid dividends thereon, to the date of exercise pursuant to this Section 2.2. Payment of the aggregate Exercise Price in cash shall be by wire transfer in immediately available funds to an account designated in writing by the Company to the Holder.

          Upon the surrender of this Warrant Certificate, with the Purchase Form duly executed, and payment of the Exercise Price as aforesaid, the Company shall (subject to compliance, if necessary, with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), promptly and, in any event within ten Business Days, issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for such number of Warrant Shares so purchased. Such certificate or certificates shall be dated and deemed to have been issued as of the date of the surrender of this Warrant Certificate and payment of the Exercise Price, as aforesaid. The right of purchase represented by this Warrant Certificate shall be exercisable, at the election of the Holder, in full at any time or in part from time to time. In the event the Holder shall exercise fewer than all the Warrants evidenced hereby, a new Warrant Certificate shall be issued evidencing the remaining unexercised Warrants.

          2.3 EXERCISE PRICE. The price per share at which each Warrant Share shall be purchased upon exercise of each Warrant (the "Exercise Price") shall be $4.56, subject to adjustment pursuant to Section 6 LESS an amount per Warrant equal to the dividends in respect of the Warrant Shares that the holder would have received had such Warrant been exercised on August 20, 1997. The aggregate Exercise Price for all Warrant Shares subject to this Warrant Certificate shall be rounded to the next higher $0.01.

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          SECTION 3.  PAYMENT OF TAXES.  The Company covenants and agrees that it will pay when due and payable all documentary, stamp and other similar taxes, if any, which may be payable in respect of the issuance or delivery of the Warrants or of the Warrant Shares purchasable and issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax or other charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other Securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered Holder of Warrants.

          SECTION 4. MUTILATED OR MISSING WARRANTS. In the event this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon, in the event of a lost, stolen or destroyed certificate, receipt of evidence satisfactory to the Company of such loss, theft or destruction and, if requested by the Company, upon indemnity that also is satisfactory to it; PROVIDED that a written undertaking of such loss, theft or destruction of this Warrant Certificate by the registered Holder hereof shall be deemed a satisfactory indemnity of the Company for purposes of this Section 4. In making application for such a substitute Warrant Certificate, the Holder shall also comply with such other reasonable requirements as the Company may prescribe.

          SECTION 5. RESERVATION AND AVAILABILITY OF WARRANT SHARES; PURCHASE AND CANCELLATION OF WARRANTS.

          5.1  RESERVATION OF WARRANT SHARES.

          (a) The Company shall at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligations to issue the Warrant Shares upon exercise of the Warrants, the full number of Warrant Shares deliverable upon the exercise of all the Warrants evidenced by this Warrant Certificate. The Company or, if appointed, the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid (each, a "Transfer Agent") shall be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with each Transfer Agent. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to the Holder pursuant to
Section 6 hereof.

          (b) The Company covenants that all Warrant Shares issuable upon exercise of the Warrants will, upon issuance, be fully paid, nonassessable and free from preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

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          (c)  Before taking any action which would cause an adjustment pursuant to Section 6, the Company will take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          5.2 WARRANT SHARES RECORD DATE. Each person in whose name any stock certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such stock certificate shall be dated the date upon which this Warrant Certificate was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made.

          5.3 CANCELLATION OF WARRANT. Upon surrender of the Warrant Certificate for exchange, substitution, transfer or exercise, it shall be cancelled by the Company and retired.

          SECTION 6. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE. The number of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.

          6.1 MANDATORY ADJUSTMENTS. The number of securities purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment as follows:

               (a) In case the Company shall (i) declare or pay a dividend on any of its outstanding Common Stock in shares of Common Stock or make a distribution to holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivide any of its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combine any of its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of any of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation, merger or other business combination in which the Company is the surviving corporation), the number and kind of Warrant Shares purchasable and issuable upon exercise of the Warrants shall be adjusted so that the Holder, upon exercise thereof, shall be entitled to receive the number and kind of Warrant Shares and other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had the Warrants been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the happening of such event or, if applicable, any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Upon adjustment of the number of Warrant Shares as provided in this paragraph (a), the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

               (b) In case the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (including cash dividends payable out of consolidated earnings or earned surplus) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Sections 6.1(a) above or Section 6.1(c) below) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Exercise Price shall be adjusted by subtracting from the Exercise Price then in effect the value per share (as determined in accordance with Section 6.2(b)) of the assets or securities that the Holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the record date for such distribution; PROVIDED that if, after giving effect to such adjustment, the Exercise Price would be less than $0.01 per share, the Company shall distribute such assets or securities to the Holder as if the Holder had exercised the Warrants and the Warrant Shares had been issued in the name of the Holder immediately prior to the record date for such distribution. Any adjustment required by this Section 6.1(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

               (c) If at any time after the date hereof the Company shall issue or sell any shares of Common Stock or any warrants, options or rights to subscribe for or purchase Common Stock or securities convertible into Common Stock (but excluding distributions referred to in paragraph (a) or (b) above or (d) below), and the consideration per share for, or the price per share at which such warrant, option or right is exercisable for or convertible into, such Common Stock is less than the Fair Market Value (as defined below) of the Common Stock immediately prior to such issuance or sale, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the time of such issuance or sale by a fraction the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale and (ii) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale.

               Notwithstanding the foregoing, the Company may, without adjustment to the Exercise Price pursuant to this Section 6.1(c), issue options, warrants or rights to subscribe for shares of its Common Stock to officers, directors, employees, consultants or agents of the Company pursuant to the terms of any stock option plan or arrangement approved by the Board of Directors, and may issue shares of its Common Stock upon the exercise of any such stock options, warrants or rights; PROVIDED, HOWEVER, that the aggregate number of shares of Common Stock that may be issued at any one time under such stock option plan or arrangement without adjustment to the Exercise Price under this Section 6.1(c) shall not exceed, in the aggregate 482,000 shares (appropiately adjusted for stock splits, dividends and/or combinations.

          As used herein, "Fair Market Value" of the Common Stock or other securities means, on any date, the average of the last sale price, regular way, for the 10-business day period immediately preceding such date, or if no such sales took place during such 10-business day period, the average of the closing bid and asked prices, regular way, for each day in such 10-business day period, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock or such other securities are listed, or, if the Common Stock or such other securities are not listed or admitted to trading on any national securities exchange, the average of the last quoted sale price for such 10-business day period or, if not so quoted, the average of the high bid and low asked prices for each day in such 10-business day period in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices during such 10-business day period as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the shares of Common Stock or such other securities are not publicly held or so listed or publicly traded, "Fair Market Value" shall mean the fair market value per share of Common Stock or such other securities as determined by the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding. negotiating in good faith toward agreeing upon such value. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of the notice required by Section 6.2(a), the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the Fair Market Value. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

               (d) If at any time after the date hereof the Company shall issue or sell to any person any securities convertible into or exercisable for Common Stock ("Convertible Securities") (other than securities distributed in a transaction described in paragraph (b) or (c) above), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common

     Stock is issuable upon such conversion or exchange shall be less than the Fair Market Value in effect immediately prior to the time of such issue or sale, then the Exercise Price shall be adjusted as provided in subparagraph (c) above on the basis that (i) the maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such shares shall be deemed to be the lowest possible price in any range of prices at which such additional shares are available to such holders, and (iii) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Exercise Price shall be made under this subparagraph (d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subparagraph (c) above. No further adjustments of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 6.1, no further adjustments of the Exercise Price shall be made by reason of such issue or sale. For the purposes of this subparagraph (d), the date as of which the Exercise Price shall be computed shall be the earlier of
     (i) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities and (ii) the date of actual issuance of such Convertible Securities. Such adjustments shall be made upon each issuance of Convertible Securities and shall become effective immediately after such issuance.

               (e) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one quarter of one percent (0.25%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; PROVIDED, HOWEVER, that any adjustments which by reason of this
     Section 6.1(e) are not required to be made shall be made immediately prior to any exercise of any Warrants or, if no such exercise occurs prior to the time that any subsequent adjustment would be made, carried forward and taken into account in such subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share. No adjustment need be made for a change in the par value of the Warrant Shares.

               (f) Upon each adjustment of the Exercise Price pursuant to paragraphs (b) through (d) of this Section 6.1, this Warrant Certificate shall be deemed to evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares obtained by multiplying the number of Warrant Shares covered by this Warrant Certificate immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the Exercise Price in effect after such adjustment.

          (g) The number of shares of Common Stock outstanding at any given time shall not include shares directly or indirectly owned or held by or for the account of the Company or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 6.1.

          6.2  NOTICE OF ADJUSTMENT.

          (a) The Company hereby agrees that whenever any adjustment of the number of Warrant Shares purchasable upon the exercise of the Warrants or the Exercise Price of such Warrants is effected as herein provided, the Company shall promptly notify the Holder, by first class mail, postage prepaid, of such adjustment and shall deliver to the Holder a certificate of the Chief Financial Officer of the Company, setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price of the Warrants after such adjustment, (ii) a brief statement of the facts requiring such adjustment and (iii) the computation by which such adjustment was made.

          (b)  If any adjustment is required to be made pursuant to
Section 6.1(b) (unless the PROVISO to the first sentence of that Section is applicable to the action), the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding shall negotiate in good faith toward agreeing upon the value of the assets or securities and the necessary adjustment. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of such notice, the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the necessary adjustment. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

          6.3  PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC.

          (a) In the event of any merger, consolidation or other acquisition or business combination in which the Company is not the surviving corporation or in which all of the outstanding Common Stock of the Company is converted into, acquired or exchanged for securities, cash or property or in the event of the sale or other disposition of all or substantially all the assets of the Company, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this Section 6.3, the holder of this Warrant Certificate, upon the exercise of any of its Warrants at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock, securities, cash and assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto, at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction
(subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in Section 6.1 above); provided, however, that the holder of this Warrant Certificate shall not be required to accept as consideration any property or securities the holding of which by such holder would be prohibited by any law, rule or regulation of any governmental entity or insurance industry regulatory body. Such undertaking shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6; PROVIDED, HOWEVER, that if upon such consolidation, merger, transfer, reorganization or reclassification, different holders of Common
Stock shall be entitled to receive different forms of consideration for their Common Stock, the form of such consideration thereafter deliverable upon the exercise of the Warrants shall be as determined in good faith by the Board of Directors, whose determination shall be conclusive. The provisions of this
Section 6.3 shall also apply to successive mergers or consolidations.

          (b) Upon any liquidation, dissolution or winding up of the Company, the Holder shall receive such cash or property (less the Exercise Price) which the Holder would have been entitled to receive upon the happening of such liquidation, dissolution or winding up had the Warrants been exercised and the Warrant Shares issued immediately prior to the occurrence of such liquidation, dissolution or winding up.

          6.4 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of the Warrant or the Exercise Price, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and any kind of shares as are stated in this Warrant Certificate.

          SECTION 7. FRACTIONAL INTERESTS. The Holder shall not be required to accept fractional securities on the exercise of Warrants. If any fraction of a security would be issuable on the exercise of Warrants, the Holder may, at its option, require the Company to pay to the Holder of such Warrants an amount in cash equal to the fair market value of such fraction.

          SECTION 8. REGISTRATION. The Holder shall, from time to time, have the rights, if any, with respect to registration of Warrant Shares as are set forth in the Registration Rights Agreement for such Warrant Shares.

          SECTION 9. NO RIGHTS AS A SHAREHOLDER; NOTICES TO HOLDER. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meeting of shareholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the exercise of the Warrants evidenced by this Warrant Certificate, any of the following events shall occur:

               (a) the Company shall declare any dividend payable in cash or in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock;

               (b) the Company shall offer to all holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof;

               (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed; or

               (d) any consolidation or merger to which the Company is a party and for which approval of the holders of Common Stock is required, or of the conveyance or transfer of all or substantially all assets of the Company as, or substantially as, an entirety, or of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrant (other than a change in par value to no par value, or from no par value to par value) or as a result of a subdivision or combination, then in any one or more of said events, the Company shall give to the Holder the greater of 15 business days' written notice and the number of days written notice required to be given to shareholders with respect to such action prior to the applicable record date hereinafter specified, stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights or warrants are to be determined or (ii) the date on which any such dissolution, liquidation, winding up, consolidation, merger, conveyance or transfer is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up.

          SECTION 10. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall promptly notify the Holder of the name and address of such Transfer Agent.

          SECTION 11. NOTICES. Any notice, except as provided in Section 9 of this Warrant Certificate, or demand authorized by this Warrant Certificate to be given by the Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by overnight courier, or otherwise delivered, to the Company, at 2250 South Tenth Street, San Jose, California 95112, attention of Chief Executive Officer, with a copy to J.F. Lehman Equity Investors I, L.P., 450 Park Avenue, New York, New York

10022, attention of Mr. Donald Glickman. The Company may change the address to which notices to it are to be delivered or mailed hereunder by notice to the Holder.

          Any notice pursuant to this Warrant Certificate by the Company to the Holder shall be in writing and shall be mailed by overnight courier or otherwise delivered, to the Holder at its address set forth in the Warrant Register.

          Notices delivered personally shall be effective at the time delivered by hand, notices sent by mail shall be effective when received, notices sent by facsimile transmission shall be effective when confirmed and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

          SECTION 12. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant Certificate may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the holders of at least 66 2/3% of the Warrants issued to the Warrantholders that are then outstanding; PROVIDED, HOWEVER, that no such amendment or waiver shall change the number of Warrant Shares issuable under the Warrants, change the Exercise Price, change the period during which the Warrants may be exercised or modify any provision of Section 6 or this Section 12 without the consent of the holders of all such Warrants then outstanding or shall have a disparate and adverse impact on any Warrantholder.

          SECTION 13. SUCCESSORS. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 14. GOVERNING LAW. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of California applicable to contracts executed and to be performed wholly within such state, without regard to the principles of conflicts or choice of law.

          SECTION 15. BENEFITS OF THIS WARRANT CERTIFICATE. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate; and this Warrant Certificate shall be for the sole and exclusive benefit of this Company and the Holder.

          SECTION 16. SURVIVAL OF RIGHTS AND DUTIES. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M. (New York City time) on the Expiration Date or the date on which all of the Warrants have been exercised.

          SECTION 17. AGREEMENT TO BE BOUND. The Holder acknowledges and hereby agrees to be bound by such terms and conditions of the Shareholders' Agreement as are by their terms applicable to the Holder. Any and all Warrant Shares issued upon exercise hereof shall, immediately upon such issuance, and without further action by or on behalf of the Holder or the Company, become subject to such terms and conditions of the Shareholders' Agreement as are by their terms applicable to such Warrant Shares.

          SECTION 17. CAPTIONS. The captions of the Sections and paragraphs of this Warrant Certificate have been inserted for convenience only and shall have no substantive effect.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed this 20th day of August 1997.

                              BURKE INDUSTRIES, INC.



                              By: /s/ Rocco C. Genovese
                                 _________________________________
                                 Rocco C. Genovese, President

                          FORM OF ELECTION TO PURCHASE

          (To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To Burke Industries, Inc.:

          The undersigned hereby irrevocably elects to exercise ____________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, ____________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_____ in cash (or in liquidation preference of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, or any combination thereof) with and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

          The undersigned requests that certificates for such shares be issued in the name of ____________________________.

                                          PLEASE INSERT SOCIAL SECURITY
                                          OR TAX IDENTIFICATION NUMBER

(Please print name and address)           ____________________________________

                                          ____________________________________

                                          ____________________________________

          If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

_______________________________________________________________________________

_______________________________________________________________________________
                          (Please print name and address)

                                          By:__________________________________
                                             Name:
                                             Title:
Dated:  __________________

                                FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said
Warrants:

  NAME OF ASSIGNEE         ADDRESS        NUMBER OF WARRANTS
  ----------------         -------        ------------------


          If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

                                                 By:__________________________

                                                    Name:
                                                    Title:
Dated: __________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN A SHAREHOLDERS AGREEMENT, DATED AS OF AUGUST 20, 1997 (AS AMENDED, MODIFIED OR SUPPLEMENTED THROUGH THE DATE HEREOF, THE "SHAREHOLDERS AGREEMENT"), BY AND AMONG THE COMPANY AND THE SHAREHOLDERS NAMED THEREIN, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENTS.

           EXERCISABLE AT ANY TIME SUBJECT TO THE PROVISIONS HEREOF

NO. 2                       BURKE INDUSTRIES, INC.
                             WARRANT CERTIFICATE

                        Warrant Certificate for  Warrants
                      to Purchase 203,939.46 Warrant Shares

          This Warrant Certificate certifies that, for value received, Massachusettes Mutual Life Insurance Company (the "Holder") is the owner of the number of Warrants (as defined in Section 1.2(a) below) set forth above, each of which entitles the Holder to purchase from Burke Industries, Inc., a California corporation (the "Company") at any time from and after the date hereof and until the Expiration Date (as defined in Section 2.1 hereof) one Warrant Share (as defined below), at the purchase price stated in Section 2.3 hereof (the "Exercise Price"). The number of Warrant Shares purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as herein provided.

          For purposes of this Warrant Certificate, "Warrant Shares" shall mean shares of the Company's Common Stock, no par value (the "Common Stock"); PROVIDED, HOWEVER, that if, in accordance with Section 6.3 hereof, the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the "Warrant Shares" shall mean the securities so issuable by such entity or the securities of the class of securities so issuable.

          The Warrants are subject to the following terms, conditions and provisions:

          SECTION 1. REGISTRATION; TRANSFERABILITY; EXCHANGE OF WARRANT CERTIFICATE.

          1.1 REGISTRATION. The Company shall number and register the Warrants in a register (the "Warrant Register") maintained at the principal office of the Company (the "Office"). The Company shall be entitled to treat the Holder of the Warrants as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person.

          1.2   TRANSFER AND EXCHANGE.

          (a) Subject to compliance with any restrictions on transfer set forth in the Shareholders Agreement, dated as of August 20, 1997, by and among the Company, Holder, MassMutual Corporate Value Partners Limited, MassMutual High Yield Partners LLC, Paribas North America, Inc. and the other shareholders named therein (the "Shareholders' Agreement") (Holder and Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual High Yield Partners LLC, Paribas North America, Inc. and Jackson National Life Insurance Company shall sometimes be collectively referred to herein as the "Initial Warrantholders"), the warrants issued to the Initial Warrantholders (the "Warrants") shall be transferable only on the Warrant Register upon delivery thereof by the Holder or by his duly authorized attorney or representative or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee of such Warrants and a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the remaining Warrants, if any, not so transferred, shall be issued to the Holder. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and shall remain with the Company. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. No transfer of the Warrants or any interest therein other than in compliance with this Section
1.2 shall be made or recorded in the Warrant Register, and any such purported transfer shall be void and of no effect.

          (b) This Warrant Certificate is exchangeable, in whole or in part, upon the surrender hereof by the holder hereof at the Office for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares that may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the holder of such new Warrant Certificates at the time of such surrender.

          SECTION 2.  TERM OF WARRANTS; EXERCISE OF WARRANTS.

          2.1 TERM OF WARRANT. Subject to the terms of this Warrant Certificate, the Holder shall have the right, which may be exercised by the registered Holder hereof from time to time on any Business Day before 5:00 P.M. (New York City time) during the period through and including February 20, 2008 (the "Expiration Date") to purchase from the Company an aggregate of 203,939.56 fully paid and nonassessable Warrant Shares or such other number of Warrant Shares which the Holder may at the time be entitled to purchase in accordance with this Warrant Certificate. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

          2.2 EXERCISE OF WARRANTS. Subject to the terms of this Warrant Certificate, the Warrants evidenced by this Warrant Certificate may be exercised in whole or in part, upon surrender to the Company, at its Office, of this Warrant Certificate, with a Purchase Form substantially in the form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price. Payment of the aggregate Exercise Price shall be in cash; PROVIDED, HOWEVER, that in lieu of payment in cash, the Holder may, at its option, pay all or a portion of the aggregate Exercise Price by tendering shares it holds of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, which shares shall be valued at their stated liquidation value, plus any accrued but unpaid dividends thereon, to the date of exercise pursuant to this Section 2.2. Payment of the aggregate Exercise Price in cash shall be by wire transfer in immediately available funds to an account designated in writing by the Company to the Holder.

          Upon the surrender of this Warrant Certificate, with the Purchase Form duly executed, and payment of the Exercise Price as aforesaid, the Company shall (subject to compliance, if necessary, with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), promptly and, in any event within ten Business Days, issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for such number of Warrant Shares so purchased. Such certificate or certificates shall be dated and deemed to have been issued as of the date of the surrender of this Warrant Certificate and payment of the Exercise Price, as aforesaid. The right of purchase represented by this Warrant Certificate shall be exercisable, at the election of the Holder, in full at any time or in part from time to time. In the event the Holder shall exercise fewer than all the Warrants evidenced hereby, a new Warrant Certificate shall be issued evidencing the remaining unexercised Warrants.

          2.3 EXERCISE PRICE. The price per share at which each Warrant Share shall be purchased upon exercise of each Warrant (the "Exercise Price") shall be $4.56, subject to adjustment pursuant to Section 6 LESS an amount per Warrant equal to the dividends in respect of the Warrant Shares that the holder would have received had such Warrant been exercised on August 20, 1997. The aggregate Exercise Price for all Warrant Shares subject to this Warrant Certificate shall be rounded to the next higher $0.01.

          SECTION 3. PAYMENT OF TAXES. The Company covenants and agrees that it will pay when due and payable all documentary, stamp and other similar taxes, if any, which may be payable in respect of the issuance or delivery of the Warrants or of the Warrant Shares purchasable and issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax or other charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other Securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered Holder of Warrants.

          SECTION 4. MUTILATED OR MISSING WARRANTS. In the event this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon, in the event of a lost, stolen or destroyed certificate, receipt of evidence satisfactory to the Company of such loss, theft or destruction and, if requested by the Company, upon indemnity that also is satisfactory to it; PROVIDED that a written undertaking of such loss, theft or destruction of this Warrant Certificate by the registered Holder hereof shall be deemed a satisfactory indemnity of the Company for purposes of this Section 4. In making application for such a substitute Warrant Certificate, the Holder shall also comply with such other reasonable requirements as the Company may prescribe.

          SECTION 5. RESERVATION AND AVAILABILITY OF WARRANT SHARES; PURCHASE AND CANCELLATION OF WARRANTS.

          5.1  RESERVATION OF WARRANT SHARES.

          (a) The Company shall at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligations to issue the Warrant Shares upon exercise of the Warrants, the full number of Warrant Shares deliverable upon the exercise of all the Warrants evidenced by this Warrant Certificate. The Company or, if appointed, the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid (each, a "Transfer Agent") shall be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with each Transfer Agent. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to the Holder pursuant to
Section 6 hereof.

          (b) The Company covenants that all Warrant Shares issuable upon exercise of the Warrants will, upon issuance, be fully paid, nonassessable and free from preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

          (c) Before taking any action which would cause an adjustment pursuant to Section 6, the Company will take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          5.2 WARRANT SHARES RECORD DATE. Each person in whose name any stock certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such stock certificate shall be dated the date upon which this Warrant Certificate was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made.

          5.3 CANCELLATION OF WARRANT. Upon surrender of the Warrant Certificate for exchange, substitution, transfer or exercise, it shall be cancelled by the Company and retired.

          SECTION 6. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE. The number of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.

          6.1 MANDATORY ADJUSTMENTS. The number of securities purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment as follows:

               (a) In case the Company shall (i) declare or pay a dividend on any of its outstanding Common Stock in shares of Common Stock or make a distribution to holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivide any of its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combine any of its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of any of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation, merger or other business combination in which the Company is the surviving corporation), the number and kind of Warrant Shares purchasable and issuable upon exercise of the Warrants shall be adjusted so that the Holder, upon exercise thereof, shall be entitled to receive the number and kind of Warrant Shares and other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had the Warrants been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the happening of such event or, if applicable, any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Upon adjustment of the number of Warrant Shares as provided in this paragraph (a), the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

               (b) In case the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (including cash dividends payable out of consolidated earnings or earned surplus) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Sections 6.1(a) above or Section 6.1(c) below) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Exercise Price shall be adjusted by subtracting from the Exercise Price then in effect the value per share (as determined in accordance with Section 6.2(b)) of the assets or securities that the Holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the record date for such distribution; PROVIDED that if, after giving effect to such adjustment, the Exercise Price would be less than $0.01 per share, the Company shall distribute such assets or securities to the Holder as if the Holder had exercised the Warrants and the Warrant Shares had been issued in the name of the Holder immediately prior to the record date for such distribution. Any adjustment required by this Section 6.1(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

               (c) If at any time after the date hereof the Company shall issue or sell any shares of Common Stock or any warrants, options or rights to subscribe for or purchase Common Stock or securities convertible into Common Stock (but excluding distributions referred to in paragraph (a) or (b) above or (d) below), and the consideration per share for, or the price per share at which such warrant, option or right is exercisable for or convertible into, such Common Stock is less than the Fair Market Value (as defined below) of the Common Stock immediately prior to such issuance or sale, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the time of such issuance or sale by a fraction the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale and (ii) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale.

               Notwithstanding the foregoing, the Company may, without adjustment to the Exercise Price pursuant to this Section 6.1(c), issue options, warrants or rights to subscribe for shares of its Common Stock to officers, directors, employees, consultants or agents of the Company pursuant to the terms of any stock option plan or arrangement approved by the Board of Directors, and may issue shares of its Common Stock upon the exercise of any such stock options, warrants or rights; PROVIDED, HOWEVER, that the aggregate number of shares of Common Stock that may be issued at any one time under such stock option plan or arrangement without adjustment to the Exercise Price under this Section 6.1(c) shall not exceed, in the aggregate 482,000 shares (appropiately adjusted for stock splits, dividends and/or combinations.

               As used herein, "Fair Market Value" of the Common Stock or other securities means, on any date, the average of the last sale price, regular way, for the 10-business day period immediately preceding such date, or if no such sales took place during such 10-business day period, the average of the closing bid and asked prices, regular way, for each day in such 10-business day period, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock or such other securities are listed, or, if the Common Stock or such other securities are not listed or admitted to trading on any national securities exchange, the average of the last quoted sale price for such 10-business day period or, if not so quoted, the average of the high bid and low asked prices for each day in such 10-business day period in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices during such 10-business day period as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the shares of Common Stock or such other securities are not publicly held or so listed or publicly traded, "Fair Market Value" shall mean the fair market value per share of Common Stock or such other securities as determined by the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding. negotiating in good faith toward agreeing upon such value. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of the notice required by Section 6.2(a), the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the Fair Market Value. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

               (d) If at any time after the date hereof the Company shall issue or sell to any person any securities convertible into or exercisable for Common Stock ("Convertible Securities") (other than securities distributed in a transaction described in paragraph (b) or (c) above), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common

     Stock is issuable upon such conversion or exchange shall be less than the Fair Market Value in effect immediately prior to the time of such issue or sale, then the Exercise Price shall be adjusted as provided in subparagraph (c) above on the basis that (i) the maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such shares shall be deemed to be the lowest possible price in any range of prices at which such additional shares are available to such holders, and (iii) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Exercise Price shall be made under this subparagraph (d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subparagraph (c) above. No further adjustments of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 6.1, no further adjustments of the Exercise Price shall be made by reason of such issue or sale. For the purposes of this subparagraph (d), the date as of which the Exercise Price shall be computed shall be the earlier of
     (i) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities and (ii) the date of actual issuance of such Convertible Securities. Such adjustments shall be made upon each issuance of Convertible Securities and shall become effective immediately after such issuance.

               (e) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one quarter of one percent (0.25%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; PROVIDED, HOWEVER, that any adjustments which by reason of this
     Section 6.1(e) are not required to be made shall be made immediately prior to any exercise of any Warrants or, if no such exercise occurs prior to the time that any subsequent adjustment would be made, carried forward and taken into account in such subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share. No adjustment need be made for a change in the par value of the Warrant Shares.

               (f) Upon each adjustment of the Exercise Price pursuant to paragraphs (b) through (d) of this Section 6.1, this Warrant Certificate shall be deemed to evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares obtained by multiplying the number of Warrant Shares covered by this Warrant Certificate immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the Exercise Price in effect after such adjustment.

               (g) The number of shares of Common Stock outstanding at any given time shall not include shares directly or indirectly owned or held by or for the account of the Company or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 6.1.

          6.2  NOTICE OF ADJUSTMENT.

          (a) The Company hereby agrees that whenever any adjustment of the number of Warrant Shares purchasable upon the exercise of the Warrants or the Exercise Price of such Warrants is effected as herein provided, the Company shall promptly notify the Holder, by first class mail, postage prepaid, of such adjustment and shall deliver to the Holder a certificate of the Chief Financial Officer of the Company, setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price of the Warrants after such adjustment, (ii) a brief statement of the facts requiring such adjustment and (iii) the computation by which such adjustment was made.

          (b)  If any adjustment is required to be made pursuant to
Section 6.1(b) (unless the PROVISO to the first sentence of that Section is applicable to the action), the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding shall negotiate in good faith toward agreeing upon the value of the assets or securities and the necessary adjustment. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of such notice, the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the necessary adjustment. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

          6.3  PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC.

          (a) In the event of any merger, consolidation or other acquisition or business combination in which the Company is not the surviving corporation or in which all of the outstanding Common Stock of the Company is converted into, acquired or exchanged for securities, cash or property or in the event of the sale or other disposition of all or substantially all the assets of the Company, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this Section 6.3, the holder of this Warrant Certificate, upon the exercise of any of its Warrants at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock, securities, cash and assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto, at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction
(subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in Section 6.1 above); provided, however, that the holder of this Warrant Certificate shall not be required to accept as consideration any property or securities the holding of which by such holder would be prohibited by any law, rule or regulation of any governmental entity or insurance industry regulatory body. Such undertaking shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6; PROVIDED, HOWEVER, that if upon such consolidation, merger, transfer, reorganization or reclassification, different holders of Common
Stock shall be entitled to receive different forms of consideration for their Common Stock, the form of such consideration thereafter deliverable upon the exercise of the Warrants shall be as determined in good faith by the Board of Directors, whose determination shall be conclusive. The provisions of this
Section 6.3 shall also apply to successive mergers or consolidations.

          (b) Upon any liquidation, dissolution or winding up of the Company, the Holder shall receive such cash or property (less the Exercise Price) which the Holder would have been entitled to receive upon the happening of such liquidation, dissolution or winding up had the Warrants been exercised and the Warrant Shares issued immediately prior to the occurrence of such liquidation, dissolution or winding up.

          6.4 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of the Warrant or the Exercise Price, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and any kind of shares as are stated in this Warrant Certificate.

          SECTION 7. FRACTIONAL INTERESTS. The Holder shall not be required to accept fractional securities on the exercise of Warrants. If any fraction of a security would be issuable on the exercise of Warrants, the Holder may, at its option, require the Company to pay to the Holder of such Warrants an amount in cash equal to the fair market value of such fraction.

          SECTION 8. REGISTRATION. The Holder shall, from time to time, have the rights, if any, with respect to registration of Warrant Shares as are set forth in the Registration Rights Agreement for such Warrant Shares.

          SECTION 9. NO RIGHTS AS A SHAREHOLDER; NOTICES TO HOLDER. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meeting of shareholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the exercise of the Warrants evidenced by this Warrant Certificate, any of the following events shall occur:

               (a) the Company shall declare any dividend payable in cash or in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock;

               (b) the Company shall offer to all holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof;

               (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed; or

               (d) any consolidation or merger to which the Company is a party and for which approval of the holders of Common Stock is required, or of the conveyance or transfer of all or substantially all assets of the Company as, or substantially as, an entirety, or of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrant (other than a change in par value to no par value, or from no par value to par value) or as a result of a subdivision or combination, then in any one or more of said events, the Company shall give to the Holder the greater of 15 business days' written notice and the number of days written notice required to be given to shareholders with respect to such action prior to the applicable record date hereinafter specified, stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights or warrants are to be determined or (ii) the date on which any such dissolution, liquidation, winding up, consolidation, merger, conveyance or transfer is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up.

          SECTION 10. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall promptly notify the Holder of the name and address of such Transfer Agent.

          SECTION 11. NOTICES. Any notice, except as provided in Section 9 of this Warrant Certificate, or demand authorized by this Warrant Certificate to be given by the Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by overnight courier, or otherwise delivered, to the Company, at 2250 South Tenth Street, San Jose, California 95112, attention of Chief Executive Officer, with a copy to J.F. Lehman Equity Investors I, L.P., 450 Park Avenue, New York, New York

10022, attention of Mr. Donald Glickman. The Company may change the address to which notices to it are to be delivered or mailed hereunder by notice to the Holder.

          Any notice pursuant to this Warrant Certificate by the Company to the Holder shall be in writing and shall be mailed by overnight courier or otherwise delivered, to the Holder at its address set forth in the Warrant Register.

          Notices delivered personally shall be effective at the time delivered by hand, notices sent by mail shall be effective when received, notices sent by facsimile transmission shall be effective when confirmed and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

          SECTION 12. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant Certificate may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the holders of at least 66 2/3% of the Warrants issued to the Warrantholders that are then outstanding; PROVIDED, HOWEVER, that no such amendment or waiver shall change the number of Warrant Shares issuable under the Warrants, change the Exercise Price, change the period during which the Warrants may be exercised or modify any provision of
Section 6 or this Section 12 without the consent of the holders of all such Warrants then outstanding or shall have a disparate and adverse impact on any Warrantholder.

          SECTION 13. SUCCESSORS. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 14. GOVERNING LAW. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of California applicable to contracts executed and to be performed wholly within such state, without regard to the principles of conflicts or choice of law.

          SECTION 15. BENEFITS OF THIS WARRANT CERTIFICATE. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate; and this Warrant Certificate shall be for the sole and exclusive benefit of this Company and the Holder.

          SECTION 16. SURVIVAL OF RIGHTS AND DUTIES. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M. (New York City time) on the Expiration Date or the date on which all of the Warrants have been exercised.

          SECTION 17. AGREEMENT TO BE BOUND. The Holder acknowledges and hereby agrees to be bound by such terms and conditions of the Shareholders' Agreement as are by their terms applicable to the Holder. Any and all Warrant Shares issued upon exercise hereof shall, immediately upon such issuance, and without further action by or on behalf of the Holder or the Company, become subject to such terms and conditions of the Shareholders' Agreement as are by their terms applicable to such Warrant Shares.

          SECTION 17. CAPTIONS. The captions of the Sections and paragraphs of this Warrant Certificate have been inserted for convenience only and shall have no substantive effect.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed this 20th day of August 1997.

                                              BURKE INDUSTRIES, INC.

                                              By: /s/ ROCCO C. GENOVESE
                                                  --------------------------
                                                  Rocco C. Genovese, President

                         FORM OF ELECTION TO PURCHASE

          (To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To Burke Industries, Inc.:

          The undersigned hereby irrevocably elects to exercise ____________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, ____________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_____ in cash (or in liquidation preference of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, or any combination thereof) with and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

          The undersigned requests that certificates for such shares be issued in the name of ____________________________.

                                           PLEASE INSERT SOCIAL SECURITY
                                           OR TAX IDENTIFICATION NUMBER

(Please print name and address)            ____________________________________

                                           ____________________________________

                                           ____________________________________

          If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

      ________________________________________________________________________

      ________________________________________________________________________
                          (Please print name and address)

                                             By:______________________________
                                                Name:
                                                Title:

Dated:  __________________

                              FORM OF ASSIGNMENT

          FOR VALUE RECEIVED,                     hereby sells, assigns and
transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:

      NAME OF ASSIGNEE            ADDRESS                    NUMBER OF WARRANTS
      ----------------   -----------------------------       ------------------


          If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

                                                  By:
                                                     --------------------------
                                                     Name:
                                                     Title:

Dated: __________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN A SHAREHOLDERS AGREEMENT, DATED AS OF AUGUST 20, 1997 (AS AMENDED, MODIFIED OR SUPPLEMENTED THROUGH THE DATE HEREOF, THE "SHAREHOLDERS AGREEMENT"), BY AND AMONG THE COMPANY AND THE SHAREHOLDERS NAMED THEREIN, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENTS.

              EXERCISABLE AT ANY TIME SUBJECT TO THE PROVISIONS HEREOF

NO. 3                        BURKE INDUSTRIES, INC.
                              WARRANT CERTIFICATE

                         Warrant Certificate for  Warrants

                       to Purchase 122,535.11 Warrant Shares

          This Warrant Certificate certifies that, for value received, Gerlach & Co. (the "Holder") is the owner of the number of Warrants (as defined in Section 1.2(a) below) set forth above, each of which entitles the Holder to purchase from Burke Industries, Inc., a California corporation (the "Company") at any time from and after the date hereof and until the Expiration Date (as defined in Section 2.1 hereof) one Warrant Share (as defined below), at the purchase price stated in Section 2.3 hereof (the "Exercise Price"). The number of Warrant Shares purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as herein provided.

          For purposes of this Warrant Certificate, "Warrant Shares" shall mean shares of the Company's Common Stock, no par value (the "Common Stock"); PROVIDED, HOWEVER, that if, in accordance with Section 6.3 hereof, the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the "Warrant Shares" shall mean the securities so issuable by such entity or the securities of the class of securities so issuable.

          The Warrants are subject to the following terms, conditions and provisions:

          SECTION 1. REGISTRATION; TRANSFERABILITY; EXCHANGE OF WARRANT CERTIFICATE.

          1.1 REGISTRATION. The Company shall number and register the Warrants in a register (the "Warrant Register") maintained at the principal office of the Company (the "Office"). The Company shall be entitled to treat the Holder of the Warrants as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person.

          1.2   TRANSFER AND EXCHANGE.

          (a) Subject to compliance with any restrictions on transfer set forth in the Shareholders Agreement, dated as of August 20, 1997, by and among the Company, Holder, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, Jackson National Life Insurance Company, Paribas North America, Inc. and the other shareholders named therein (the "Shareholders' Agreement") (Holder and Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual High Yield Partners LLC and Paribas North America, Inc. shall sometimes be collectively referred to herein as the "Initial Warrantholders"), the warrants issued to the Initial Warrantholders (the "Warrants") shall be transferable only on the Warrant Register upon delivery thereof by the Holder or by his duly authorized attorney or representative or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee of such Warrants and a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the remaining Warrants, if any, not so transferred, shall be issued to the Holder. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and shall remain with the Company. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. No transfer of the Warrants or any interest therein other than in compliance with this Section 1.2 shall be made or recorded in the Warrant Register, and any such purported transfer shall be void and of no effect.

          (b) This Warrant Certificate is exchangeable, in whole or in part, upon the surrender hereof by the holder hereof at the Office for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares that may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the holder of such new Warrant Certificates at the time of such surrender.

          SECTION 2.  TERM OF WARRANTS; EXERCISE OF WARRANTS.

          2.1 TERM OF WARRANT. Subject to the terms of this Warrant Certificate, the Holder shall have the right, which may be exercised by the registered Holder hereof from time to time on any Business Day before 5:00 P.M. (New York City time) during the period through and including February 20, 2008 (the "Expiration Date") to purchase from the Company an aggregate of 122,535.11 fully paid and nonassessable Warrant Shares or such other number of Warrant Shares which the Holder may at the time be entitled to purchase in accordance with this Warrant Certificate. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

          2.2 EXERCISE OF WARRANTS. Subject to the terms of this Warrant Certificate, the Warrants evidenced by this Warrant Certificate may be exercised in whole or in part, upon surrender to the Company, at its Office, of this Warrant Certificate, with a Purchase Form substantially in the form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price. Payment of the aggregate Exercise Price shall be in cash; PROVIDED, HOWEVER, that in lieu of payment in cash, the Holder may, at its option, pay all or a portion of the aggregate Exercise Price by tendering shares it holds of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, which shares shall be valued at their stated liquidation value, plus any accrued but unpaid dividends thereon, to the date of exercise pursuant to this Section 2.2. Payment of the aggregate Exercise Price in cash shall be by wire transfer in immediately available funds to an account designated in writing by the Company to the Holder.

          Upon the surrender of this Warrant Certificate, with the Purchase Form duly executed, and payment of the Exercise Price as aforesaid, the Company shall (subject to compliance, if necessary, with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), promptly and, in any event within ten Business Days, issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for such number of Warrant Shares so purchased. Such certificate or certificates shall be dated and deemed to have been issued as of the date of the surrender of this Warrant Certificate and payment of the Exercise Price, as aforesaid. The right of purchase represented by this Warrant Certificate shall be exercisable, at the election of the Holder, in full at any time or in part from time to time. In the event the Holder shall exercise fewer than all the Warrants evidenced hereby, a new Warrant Certificate shall be issued evidencing the remaining unexercised Warrants.

          2.3 EXERCISE PRICE. The price per share at which each Warrant Share shall be purchased upon exercise of each Warrant (the "Exercise Price") shall be $4.56, subject to adjustment pursuant to Section 6 LESS an amount per Warrant equal to the dividends in respect of the Warrant Shares that the holder would have received had such Warrant been exercised on August 20, 1997. The aggregate Exercise Price for all Warrant Shares subject to this Warrant Certificate shall be rounded to the next higher $0.01.

          SECTION 3. PAYMENT OF TAXES. The Company covenants and agrees that it will pay when due and payable all documentary, stamp and other similar taxes, if any, which may be payable in respect of the issuance or delivery of the Warrants or of the Warrant Shares purchasable and issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax or other charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other Securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered Holder of Warrants.

          SECTION 4. MUTILATED OR MISSING WARRANTS. In the event this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon, in the event of a lost, stolen or destroyed certificate, receipt of evidence satisfactory to the Company of such loss, theft or destruction and, if requested by the Company, upon indemnity that also is satisfactory to it; PROVIDED that a written undertaking of such loss, theft or destruction of this Warrant Certificate by the registered Holder hereof shall be deemed a satisfactory indemnity of the Company for purposes of this Section 4. In making application for such a substitute Warrant Certificate, the Holder shall also comply with such other reasonable requirements as the Company may prescribe.


          SECTION 5. RESERVATION AND AVAILABILITY OF WARRANT SHARES; PURCHASE AND CANCELLATION OF WARRANTS.

          5.1  RESERVATION OF WARRANT SHARES.

          (a) The Company shall at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligations to issue the Warrant Shares upon exercise of the Warrants, the full number of Warrant Shares deliverable upon the exercise of all the Warrants evidenced by this Warrant Certificate. The Company or, if appointed, the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid (each, a "Transfer Agent") shall be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with each Transfer Agent. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to the Holder pursuant to Section 6 hereof.

          (b) The Company covenants that all Warrant Shares issuable upon exercise of the Warrants will, upon issuance, be fully paid, nonassessable and free from preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

          (c) Before taking any action which would cause an adjustment pursuant to Section 6, the Company will take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          5.2 WARRANT SHARES RECORD DATE. Each person in whose name any stock certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such stock certificate shall be dated the date upon which this Warrant Certificate was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made.

          5.3 CANCELLATION OF WARRANT. Upon surrender of the Warrant Certificate for exchange, substitution, transfer or exercise, it shall be cancelled by the Company and retired.

          SECTION 6. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE. The number of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.

          6.1 MANDATORY ADJUSTMENTS. The number of securities purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment as follows:

               (a) In case the Company shall (i) declare or pay a dividend on any of its outstanding Common Stock in shares of Common Stock or make a distribution to holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivide any of its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combine any of its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of any of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation, merger or other business combination in which the Company is the surviving corporation), the number and kind of Warrant Shares purchasable and issuable upon exercise of the Warrants shall be adjusted so that the Holder, upon exercise thereof, shall be entitled to receive the number and kind of Warrant Shares and other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had the Warrants been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the happening of such event or, if applicable, any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Upon adjustment of the number of Warrant Shares as provided in this paragraph (a), the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

               (b) In case the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (including cash dividends payable out of consolidated earnings or earned surplus) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Sections 6.1(a) above or Section 6.1(c) below) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Exercise Price shall be adjusted by subtracting from the Exercise Price then in effect the value per share (as determined in accordance with Section 6.2(b)) of the assets or securities that the Holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the record date for such distribution; PROVIDED that if, after giving effect to such adjustment, the Exercise Price would be less than $0.01 per share, the Company shall distribute such assets or securities to the Holder as if the Holder had exercised the Warrants and the Warrant Shares had been issued in the name of the Holder immediately prior to the record date for such distribution. Any adjustment required by this Section 6.1(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

               (c) If at any time after the date hereof the Company shall issue or sell any shares of Common Stock or any warrants, options or rights to subscribe for or purchase Common Stock or securities convertible into Common Stock (but excluding distributions referred to in paragraph (a) or (b) above or (d) below), and the consideration per share for, or the price per share at which such warrant, option or right is exercisable for or convertible into, such Common Stock is less than the Fair Market Value (as defined below) of the Common Stock immediately prior to such issuance or sale, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the time of such issuance or sale by a fraction the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale and (ii) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale.

               Notwithstanding the foregoing, the Company may, without adjustment to the Exercise Price pursuant to this Section 6.1(c), issue options, warrants or rights to subscribe for shares of its Common Stock to officers, directors, employees, consultants or agents of the Company pursuant to the terms of any stock option plan or arrangement approved by the Board of Directors, and may issue shares of its Common Stock upon the exercise of any such stock options, warrants or rights; PROVIDED, HOWEVER, that the aggregate number of shares of Common Stock that may be issued at any one time under such stock option plan or arrangement without adjustment to the Exercise Price under this Section 6.1(c) shall not exceed, in the aggregate 482,000 shares (appropiately adjusted for stock splits, dividends and/or combinations.

               As used herein, "Fair Market Value" of the Common Stock or other securities means, on any date, the average of the last sale price, regular way, for the 10-business day period immediately preceding such date, or if no such sales took place during such 10-business day period, the average of the closing bid and asked prices, regular way, for each day in such 10-business day period, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock or such other securities are listed, or, if the Common Stock or such other securities are not listed or admitted to trading on any national securities exchange, the average of the last quoted sale price for such 10-business day period or, if not so quoted, the average of the high bid and low asked prices for each day in such 10-business day period in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices during such 10-business day period as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the shares of Common Stock or such other securities are not publicly held or so listed or publicly traded,"Fair Market Value" shall mean the fair market value per share of Common Stock or such other securities as determined by the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding. negotiating in good faith toward agreeing upon such value. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of the notice required by Section 6.2(a), the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the Fair Market Value. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

               (d) If at any time after the date hereof the Company shall issue or sell to any person any securities convertible into or exercisable for Common Stock ("Convertible Securities") (other than securities distributed in a transaction described in paragraph (b) or (c) above), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common

     Stock is issuable upon such conversion or exchange shall be less than the Fair Market Value in effect immediately prior to the time of such issue or sale, then the Exercise Price shall be adjusted as provided in subparagraph
     (c) above on the basis that (i) the maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such shares shall be deemed to be the lowest possible price in any range of prices at which such additional shares are available to such holders, and (iii) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Exercise Price shall be made under this subparagraph (d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subparagraph (c) above. No further adjustments of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 6.1, no further adjustments of the Exercise Price shall be made by reason of such issue or sale. For the purposes of this subparagraph (d), the date as of which the Exercise Price shall be computed shall be the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities and (ii) the date of actual issuance of such Convertible Securities. Such adjustments shall be made upon each issuance of Convertible Securities and shall become effective immediately after such issuance.

               (e) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one quarter of one percent (0.25%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; PROVIDED, HOWEVER, that any adjustments which by reason of this
     Section 6.1(e) are not required to be made shall be made immediately prior to any exercise of any Warrants or, if no such exercise occurs prior to the time that any subsequent adjustment would be made, carried forward and taken into account in such subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share. No adjustment need be made for a change in the par value of the Warrant Shares.

               (f) Upon each adjustment of the Exercise Price pursuant to paragraphs (b) through (d) of this Section 6.1, this Warrant Certificate shall be deemed to evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares obtained by multiplying the number of Warrant Shares covered by this Warrant Certificate immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the Exercise Price in effect after such adjustment.

               (g) The number of shares of Common Stock outstanding at any given time shall not include shares directly or indirectly owned or held by or for the account of the Company or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 6.1.

          6.2  NOTICE OF ADJUSTMENT.

          (a) The Company hereby agrees that whenever any adjustment of the number of Warrant Shares purchasable upon the exercise of the Warrants or the Exercise Price of such Warrants is effected as herein provided, the Company shall promptly notify the Holder, by first class mail, postage prepaid, of such adjustment and shall deliver to the Holder a certificate of the Chief Financial Officer of the Company, setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price of the Warrants after such adjustment, (ii) a brief statement of the facts requiring such adjustment and (iii) the computation by which such adjustment was made.

          (b)  If any adjustment is required to be made pursuant to
Section 6.1(b) (unless the PROVISO to the first sentence of that Section is applicable to the action), the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding shall negotiate in good faith toward agreeing upon the value of the assets or securities and the necessary adjustment. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of such notice, the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the necessary adjustment. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

          6.3  PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC.

          (a) In the event of any merger, consolidation or other acquisition or business combination in which the Company is not the surviving corporation or in which all of the outstanding Common Stock of the Company is converted into, acquired or exchanged for securities, cash or property or in the event of the sale or other disposition of all or substantially all the assets of the Company, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this Section 6.3, the holder of this Warrant Certificate, upon the exercise of any of its Warrants at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock, securities, cash and assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto, at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction
(subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in Section 6.1 above); provided, however, that the holder of this Warrant Certificate shall not be required to accept as consideration any property or securities the holding of which by such holder would be prohibited by any law, rule or regulation of any governmental entity or insurance industry regulatory body. Such undertaking shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6; PROVIDED, HOWEVER, that if upon such consolidation, merger, transfer, reorganization or reclassification, different holders of Common
Stock shall be entitled to receive different forms of consideration for their Common Stock, the form of such consideration thereafter deliverable upon the exercise of the Warrants shall be as determined in good faith by the Board of Directors, whose determination shall be conclusive. The provisions of this
Section 6.3 shall also apply to successive mergers or consolidations.

          (b) Upon any liquidation, dissolution or winding up of the Company, the Holder shall receive such cash or property (less the Exercise Price) which the Holder would have been entitled to receive upon the happening of such liquidation, dissolution or winding up had the Warrants been exercised and the Warrant Shares issued immediately prior to the occurrence of such liquidation, dissolution or winding up.

          6.4 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of the Warrant or the Exercise Price, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and any kind of shares as are stated in this Warrant Certificate.

          SECTION 7. FRACTIONAL INTERESTS. The Holder shall not be required to accept fractional securities on the exercise of Warrants. If any fraction of a security would be issuable on the exercise of Warrants, the Holder may, at its option, require the Company to pay to the Holder of such Warrants an amount in cash equal to the fair market value of such fraction.

          SECTION 8. REGISTRATION. The Holder shall, from time to time, have the rights, if any, with respect to registration of Warrant Shares as are set forth in the Registration Rights Agreement for such Warrant Shares.

          SECTION 9. NO RIGHTS AS A SHAREHOLDER; NOTICES TO HOLDER. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meeting of shareholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the exercise of the Warrants evidenced by this Warrant Certificate, any of the following events shall occur:

               (a) the Company shall declare any dividend payable in cash or in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock;

               (b) the Company shall offer to all holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof;

               (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed; or

               (d) any consolidation or merger to which the Company is a party and for which approval of the holders of Common Stock is required, or of the conveyance or transfer of all or substantially all assets of the Company as, or substantially as, an entirety, or of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrant (other than a change in par value to no par value, or from no par value to par value) or as a result of a subdivision or combination, then in any one or more of said events, the Company shall give to the Holder the greater of 15 business days' written notice and the number of days written notice required to be given to shareholders with respect to such action prior to the applicable record date hereinafter specified, stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights or warrants are to be determined or (ii) the date on which any such dissolution, liquidation, winding up, consolidation, merger, conveyance or transfer is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up.

          SECTION 10. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall promptly notify the Holder of the name and address of such Transfer Agent.

          SECTION 11. NOTICES. Any notice, except as provided in Section 9 of this Warrant Certificate, or demand authorized by this Warrant Certificate to be given by the Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by overnight courier, or otherwise delivered, to the Company, at 2250 South Tenth Street, San Jose, California 95112, attention of Chief Executive Officer, with a copy to J.F. Lehman Equity Investors I, L.P., 450 Park Avenue, New York, New York

10022, attention of Mr. Donald Glickman. The Company may change the address to which notices to it are to be delivered or mailed hereunder by notice to the Holder.

          Any notice pursuant to this Warrant Certificate by the Company to the Holder shall be in writing and shall be mailed by overnight courier or otherwise delivered, to the Holder at its address set forth in the Warrant Register.

          Notices delivered personally shall be effective at the time delivered by hand, notices sent by mail shall be effective when received, notices sent by facsimile transmission shall be effective when confirmed and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

          SECTION 12. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant Certificate may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the holders of at least 66 2/3% of the Warrants issued to the Warrantholders that are then outstanding; PROVIDED, HOWEVER, that no such amendment or waiver shall change the number of Warrant Shares issuable under the Warrants, change the Exercise Price, change the period during which the Warrants may be exercised or modify any provision of
Section 6 or this Section 12 without the consent of the holders of all such Warrants then outstanding or shall have a disparate and adverse impact on any Warrantholder.

          SECTION 13. SUCCESSORS. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 14. GOVERNING LAW. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of California applicable to contracts executed and to be performed wholly within such state, without regard to the principles of conflicts or choice of law.

          SECTION 15. BENEFITS OF THIS WARRANT CERTIFICATE. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate; and this Warrant Certificate shall be for the sole and exclusive benefit of this Company and the Holder.

          SECTION 16. SURVIVAL OF RIGHTS AND DUTIES. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M. (New York City time) on the Expiration Date or the date on which all of the Warrants have been exercised.

          SECTION 17. AGREEMENT TO BE BOUND. The Holder acknowledges and hereby agrees to be bound by such terms and conditions of the Shareholders' Agreement as are by their terms applicable to the Holder. Any and all Warrant Shares issued upon exercise hereof shall, immediately upon such issuance, and without further action by or on behalf of the Holder or the Company, become subject to such terms and conditions of the Shareholders' Agreement as are by their terms applicable to such Warrant Shares.

          SECTION 17. CAPTIONS. The captions of the Sections and paragraphs of this Warrant Certificate have been inserted for convenience only and shall have no substantive effect.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed this 20th day of August 1997.

                              BURKE INDUSTRIES, INC.

                              By: /s/ Rocco C. Genovese
                                 -----------------------------
                                 Rocco C. Genovese, President

                          FORM OF ELECTION TO PURCHASE

          (To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To Burke Industries, Inc.:

          The undersigned hereby irrevocably elects to exercise ____________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, ____________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_____ in cash (or in liquidation preference of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, or any combination thereof) with and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

          The undersigned requests that certificates for such shares be issued in the name of ____________________________.

                                          PLEASE INSERT SOCIAL SECURITY
                                          OR TAX IDENTIFICATION NUMBER

(Please print name and address)           ____________________________________

                                          ____________________________________

                                          ____________________________________

          If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

_______________________________________________________________________________

_______________________________________________________________________________
                          (Please print name and address)

                                          By:__________________________________
                                             Name:
                                             Title:
Dated:  __________________

                                FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said
Warrants:

  NAME OF ASSIGNEE         ADDRESS        NUMBER OF WARRANTS
  ----------------         -------        ------------------


          If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

                                                 By:__________________________

                                                    Name:
                                                    Title:
Dated: __________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN A SHAREHOLDERS AGREEMENT, DATED AS OF AUGUST 20, 1997 (AS AMENDED, MODIFIED OR SUPPLEMENTED THROUGH THE DATE HEREOF, THE "SHAREHOLDERS AGREEMENT"), BY AND AMONG THE COMPANY AND THE SHAREHOLDERS NAMED THEREIN, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENTS.

              EXERCISABLE AT ANY TIME SUBJECT TO THE PROVISIONS HEREOF

NO. 4                       BURKE INDUSTRIES, INC.

                                WARRANT CERTIFICATE

                         Warrant Certificate for  Warrants
                       to Purchase 101,969.78 Warrant Shares

          This Warrant Certificate certifies that, for value received, Gerlach & Co. (the "Holder") is the owner of the number of Warrants (as defined in Section 1.2(a) below) set forth above, each of which entitles the Holder to purchase from Burke Industries, Inc., a California corporation (the "Company") at any time from and after the date hereof and until the Expiration Date (as defined in Section 2.1 hereof) one Warrant Share (as defined below), at the purchase price stated in Section 2.3 hereof (the "Exercise Price"). The number of Warrant Shares purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as herein provided.

          For purposes of this Warrant Certificate, "Warrant Shares" shall mean shares of the Company's Common Stock, no par value (the "Common Stock"); PROVIDED, HOWEVER, that if, in accordance with Section 6.3 hereof, the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the "Warrant Shares" shall mean the securities so issuable by such entity or the securities of the class of securities so issuable.

          The Warrants are subject to the following terms, conditions and provisions:

          SECTION 1. REGISTRATION; TRANSFERABILITY; EXCHANGE OF WARRANT CERTIFICATE.

          1.1 REGISTRATION. The Company shall number and register the Warrants in a register (the "Warrant Register") maintained at the principal office of the Company (the "Office"). The Company shall be entitled to treat the Holder of the Warrants as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person.

          1.2   TRANSFER AND EXCHANGE.

          (a) Subject to compliance with any restrictions on transfer set forth in the Shareholders Agreement, dated as of August 20, 1997, by and among the Company, Holder, Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners LLC, Paribas North America, Inc., Jackson National Life Insurance Company and the other shareholders named therein (the "Shareholders' Agreement") (Holder and Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners LLC, Paribas North America, Inc. and Jackson National Life Insurance Company shall sometimes be collectively referred to herein as the "Initial Warrantholders"), the warrants issued to the Initial Warrantholders (the "Warrants") shall be transferable only on the Warrant Register upon delivery thereof by the Holder or by his duly authorized attorney or representative or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee of such Warrants and a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the remaining Warrants, if any, not so transferred, shall be issued to the Holder. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and shall remain with the Company. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. No transfer of the Warrants or any interest therein other than in compliance with this Section 1.2 shall be made or recorded in the Warrant Register, and any such purported transfer shall be void and of no effect.

          (b) This Warrant Certificate is exchangeable, in whole or in part, upon the surrender hereof by the holder hereof at the Office for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares that may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the holder of such new Warrant Certificates at the time of such surrender.

          SECTION 2.  TERM OF WARRANTS; EXERCISE OF WARRANTS.

          2.1 TERM OF WARRANT. Subject to the terms of this Warrant Certificate, the Holder shall have the right, which may be exercised by the registered Holder hereof from time to time on any Business Day before 5:00 P.M. (New York City time) during the period through and including February 20, 2008 (the "Expiration Date") to purchase from the Company an aggregate of 101,969.78 fully paid and nonassessable Warrant Shares or such other number of Warrant Shares which the Holder may at the time be entitled to purchase in accordance with this Warrant Certificate. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

          2.2 EXERCISE OF WARRANTS. Subject to the terms of this Warrant Certificate, the Warrants evidenced by this Warrant Certificate may be exercised in whole or in part, upon surrender to the Company, at its Office, of this Warrant Certificate, with a Purchase Form substantially in the form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price. Payment of the aggregate Exercise Price shall be in cash; PROVIDED, HOWEVER, that in lieu of payment in cash, the Holder may, at its option, pay all or a portion of the aggregate Exercise Price by tendering shares it holds of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, which shares shall be valued at their stated liquidation value, plus any accrued but unpaid dividends thereon, to the date of exercise pursuant to this Section 2.2. Payment of the aggregate Exercise Price in cash shall be by wire transfer in immediately available funds to an account designated in writing by the Company to the Holder.

          Upon the surrender of this Warrant Certificate, with the Purchase Form duly executed, and payment of the Exercise Price as aforesaid, the Company shall (subject to compliance, if necessary, with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), promptly and, in any event within ten Business Days, issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for such number of Warrant Shares so purchased. Such certificate or certificates shall be dated and deemed to have been issued as of the date of the surrender of this Warrant Certificate and payment of the Exercise Price, as aforesaid. The right of purchase represented by this Warrant Certificate shall be exercisable, at the election of the Holder, in full at any time or in part from time to time. In the event the Holder shall exercise fewer than all the Warrants evidenced hereby, a new Warrant Certificate shall be issued evidencing the remaining unexercised Warrants.

          2.3 EXERCISE PRICE. The price per share at which each Warrant Share shall be purchased upon exercise of each Warrant (the "Exercise Price") shall be $4.56, subject to adjustment pursuant to Section 6 LESS an amount per Warrant equal to the dividends in respect of the Warrant Shares that the holder would have received had such Warrant been exercised on August 20, 1997. The aggregate Exercise Price for all Warrant Shares subject to this Warrant Certificate shall be rounded to the next higher $0.01.

          SECTION 3. PAYMENT OF TAXES. The Company covenants and agrees that it will pay when due and payable all documentary, stamp and other similar taxes, if any, which may be payable in respect of the issuance or delivery of the Warrants or of the Warrant Shares purchasable and issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax or other charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other Securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered Holder of Warrants.

          SECTION 4. MUTILATED OR MISSING WARRANTS. In the event this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon, in the event of a lost, stolen or destroyed certificate, receipt of evidence satisfactory to the Company of such loss, theft or destruction and, if requested by the Company, upon indemnity that also is satisfactory to it; PROVIDED that a written undertaking of such loss, theft or destruction of this Warrant Certificate by the registered Holder hereof shall be deemed a satisfactory indemnity of the Company for purposes of this Section 4. In making application for such a substitute Warrant Certificate, the Holder shall also comply with such other reasonable requirements as the Company may prescribe.

          SECTION 5. RESERVATION AND AVAILABILITY OF WARRANT SHARES; PURCHASE AND CANCELLATION OF WARRANTS.

          5.1  RESERVATION OF WARRANT SHARES.

          (a) The Company shall at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligations to issue the Warrant Shares upon exercise of the Warrants, the full number of Warrant Shares deliverable upon the exercise of all the Warrants evidenced by this Warrant Certificate. The Company or, if appointed, the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid (each, a "Transfer Agent") shall be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with each Transfer Agent. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to the Holder pursuant to
Section 6 hereof.

          (b) The Company covenants that all Warrant Shares issuable upon exercise of the Warrants will, upon issuance, be fully paid, nonassessable and free from preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

          (c) Before taking any action which would cause an adjustment pursuant to Section 6, the Company will take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          5.2 WARRANT SHARES RECORD DATE. Each person in whose name any stock certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such stock certificate shall be dated the date upon which this Warrant Certificate was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made.

          5.3 CANCELLATION OF WARRANT. Upon surrender of the Warrant Certificate for exchange, substitution, transfer or exercise, it shall be cancelled by the Company and retired.

          SECTION 6. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE. The number of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.

          6.1 MANDATORY ADJUSTMENTS. The number of securities purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment as follows:
               (a) In case the Company shall (i) declare or pay a dividend on any of its outstanding Common Stock in shares of Common Stock or make a distribution to holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivide any of its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combine any of its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of any of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation, merger or other business combination in which the Company is the surviving corporation), the number and kind of Warrant Shares purchasable and issuable upon exercise of the Warrants shall be adjusted so that the Holder, upon exercise thereof, shall be entitled to receive the number and kind of Warrant Shares and other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had the Warrants been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the happening of such event or, if applicable, any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Upon adjustment of the number of Warrant Shares as provided in this paragraph (a), the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

               (b) In case the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (including cash dividends payable out of consolidated earnings or earned surplus) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Sections 6.1(a) above or Section 6.1(c) below) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Exercise Price shall be adjusted by subtracting from the Exercise Price then in effect the value per share (as determined in accordance with Section 6.2(b)) of the assets or securities that the Holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the record date for such distribution; PROVIDED that if, after giving effect to such adjustment, the Exercise Price would be less than $0.01 per share, the Company shall distribute such assets or securities to the Holder as if the Holder had exercised the Warrants and the Warrant Shares had been issued in the name of the Holder immediately prior to the record date for such distribution. Any adjustment required by this Section 6.1(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

               (c) If at any time after the date hereof the Company shall issue or sell any shares of Common Stock or any warrants, options or rights to subscribe for or purchase Common Stock or securities convertible into Common Stock (but excluding distributions referred to in paragraph (a) or (b) above or (d) below), and the consideration per share for, or the price per share at which such warrant, option or right is exercisable for or convertible into, such Common Stock is less than the Fair Market Value (as defined below) of the Common Stock immediately prior to such issuance or sale, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the time of such issuance or sale by a fraction the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale and (ii) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale.

               Notwithstanding the foregoing, the Company may, without adjustment to the Exercise Price pursuant to this Section 6.1(c), issue options, warrants or rights to subscribe for shares of its Common Stock to officers, directors, employees, consultants or agents of the Company pursuant to the terms of any stock option plan or arrangement approved by the Board of Directors, and may issue shares of its Common Stock upon the exercise of any such stock options, warrants or rights; PROVIDED, HOWEVER, that the aggregate number of shares of Common Stock that may be issued at any one time under such stock option plan or arrangement without adjustment to the Exercise Price under this Section 6.1(c) shall not exceed, in the aggregate 482,000 shares (appropiately adjusted for stock splits, dividends and/or combinations.

               As used herein, "Fair Market Value" of the Common Stock or other securities means, on any date, the average of the last sale price, regular way, for the 10-business day period immediately preceding such date, or if no such sales took place during such 10-business day period, the average of the closing bid and asked prices, regular way, for each day in such 10-business day period, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock or such other securities are listed, or, if the Common Stock or such other securities are not listed or admitted to trading on any national securities exchange, the average of the last quoted sale price for such 10-business day period or, if not so quoted, the average of the high bid and low asked prices for each day in such 10-business day period in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices during such 10-business day period as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the shares of Common Stock or such other securities are not publicly held or so listed or publicly traded, "Fair Market Value" shall mean the fair market value per share of Common Stock or such other securities as determined by the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding. negotiating in good faith toward agreeing upon such value. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of the notice required by
     Section 6.2(a), the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the Fair Market Value. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

               (d) If at any time after the date hereof the Company shall issue or sell to any person any securities convertible into or exercisable for Common Stock ("Convertible Securities") (other than securities distributed in a transaction described in paragraph (b) or (c) above), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common

     Stock is issuable upon such conversion or exchange shall be less than the Fair Market Value in effect immediately prior to the time of such issue or sale, then the Exercise Price shall be adjusted as provided in subparagraph (c) above on the basis that (i) the maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such shares shall be deemed to be the lowest possible price in any range of prices at which such additional shares are available to such holders, and (iii) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Exercise Price shall be made under this subparagraph (d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subparagraph (c) above. No further adjustments of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 6.1, no further adjustments of the Exercise Price shall be made by reason of such issue or sale. For the purposes of this subparagraph (d), the date as of which the Exercise Price shall be computed shall be the earlier of
     (i) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities and (ii) the date of actual issuance of such Convertible Securities. Such adjustments shall be made upon each issuance of Convertible Securities and shall become effective immediately after such issuance.

               (e) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one quarter of one percent (0.25%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; PROVIDED, HOWEVER, that any adjustments which by reason of this
     Section 6.1(e) are not required to be made shall be made immediately prior to any exercise of any Warrants or, if no such exercise occurs prior to the time that any subsequent adjustment would be made, carried forward and taken into account in such subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share. No adjustment need be made for a change in the par value of the Warrant Shares.

               (f) Upon each adjustment of the Exercise Price pursuant to paragraphs (b) through (d) of this Section 6.1, this Warrant Certificate shall be deemed to evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares obtained by multiplying the number of Warrant Shares covered by this Warrant Certificate immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the Exercise Price in effect after such adjustment.

               (g) The number of shares of Common Stock outstanding at any given time shall not include shares directly or indirectly owned or held by or for the account of the Company or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 6.1.

          6.2  NOTICE OF ADJUSTMENT.

          (a) The Company hereby agrees that whenever any adjustment of the number of Warrant Shares purchasable upon the exercise of the Warrants or the Exercise Price of such Warrants is effected as herein provided, the Company shall promptly notify the Holder, by first class mail, postage prepaid, of such adjustment and shall deliver to the Holder a certificate of the Chief Financial Officer of the Company, setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price of the Warrants after such adjustment, (ii) a brief statement of the facts requiring such adjustment and (iii) the computation by which such adjustment was made.

          (b)  If any adjustment is required to be made pursuant to
Section 6.1(b) (unless the PROVISO to the first sentence of that Section is applicable to the action), the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding shall negotiate in good faith toward agreeing upon the value of the assets or securities and the necessary adjustment. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of such notice, the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the necessary adjustment. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

          6.3  PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC.

          (a) In the event of any merger, consolidation or other acquisition or business combination in which the Company is not the surviving corporation or in which all of the outstanding Common Stock of the Company is converted into, acquired or exchanged for securities, cash or property or in the event of the sale or other disposition of all or substantially all the assets of the Company, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this Section 6.3, the holder of this Warrant Certificate, upon the exercise of any of its Warrants at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock, securities, cash and assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto, at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction
(subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in Section 6.1 above); provided, however, that the holder of this Warrant Certificate shall not be required to accept as consideration any property or securities the holding of which by such holder would be prohibited by any law, rule or regulation of any governmental entity or insurance industry regulatory body. Such undertaking shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6; PROVIDED, HOWEVER, that if upon such consolidation, merger, transfer, reorganization or reclassification, different holders of Common
Stock shall be entitled to receive different forms of consideration for their Common Stock, the form of such consideration thereafter deliverable upon the exercise of the Warrants shall be as determined in good faith by the Board of Directors, whose determination shall be conclusive. The provisions of this
Section 6.3 shall also apply to successive mergers or consolidations.

          (b) Upon any liquidation, dissolution or winding up of the Company, the Holder shall receive such cash or property (less the Exercise Price) which the Holder would have been entitled to receive upon the happening of such liquidation, dissolution or winding up had the Warrants been exercised and the Warrant Shares issued immediately prior to the occurrence of such liquidation, dissolution or winding up.

          6.4 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of the Warrant or the Exercise Price, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and any kind of shares as are stated in this Warrant Certificate.

          SECTION 7. FRACTIONAL INTERESTS. The Holder shall not be required to accept fractional securities on the exercise of Warrants. If any fraction of a security would be issuable on the exercise of Warrants, the Holder may, at its option, require the Company to pay to the Holder of such Warrants an amount in cash equal to the fair market value of such fraction.

          SECTION 8. REGISTRATION. The Holder shall, from time to time, have the rights, if any, with respect to registration of Warrant Shares as are set forth in the Registration Rights Agreement for such Warrant Shares.

          SECTION 9. NO RIGHTS AS A SHAREHOLDER; NOTICES TO HOLDER. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meeting of shareholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the exercise of the Warrants evidenced by this Warrant Certificate, any of the following events shall occur:

               (a) the Company shall declare any dividend payable in cash or in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock;

               (b) the Company shall offer to all holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof;

               (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed; or

               (d) any consolidation or merger to which the Company is a party and for which approval of the holders of Common Stock is required, or of the conveyance or transfer of all or substantially all assets of the Company as, or substantially as, an entirety, or of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrant (other than a change in par value to no par value, or from no par value to par value) or as a result of a subdivision or combination, then in any one or more of said events, the Company shall give to the Holder the greater of 15 business days' written notice and the number of days written notice required to be given to shareholders with respect to such action prior to the applicable record date hereinafter specified, stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights or warrants are to be determined or (ii) the date on which any such dissolution, liquidation, winding up, consolidation, merger, conveyance or transfer is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up.

          SECTION 10. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall promptly notify the Holder of the name and address of such Transfer Agent.

          SECTION 11. NOTICES. Any notice, except as provided in Section 9 of this Warrant Certificate, or demand authorized by this Warrant Certificate to be given by the Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by overnight courier, or otherwise delivered, to the Company, at 2250 South Tenth Street, San Jose, California 95112, attention of Chief Executive Officer, with a copy to J.F. Lehman Equity Investors I, L.P., 450 Park Avenue, New York, New York

10022, attention of Mr. Donald Glickman. The Company may change the address to which notices to it are to be delivered or mailed hereunder by notice to the Holder.

          Any notice pursuant to this Warrant Certificate by the Company to the Holder shall be in writing and shall be mailed by overnight courier or otherwise delivered, to the Holder at its address set forth in the Warrant Register.

          Notices delivered personally shall be effective at the time delivered by hand, notices sent by mail shall be effective when received, notices sent by facsimile transmission shall be effective when confirmed and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

          SECTION 12. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant Certificate may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the holders of at least 66K% of the Warrants issued to the Warrantholders that are then outstanding; PROVIDED, HOWEVER, that no such amendment or waiver shall change the number of Warrant Shares issuable under the Warrants, change the Exercise Price, change the period during which the Warrants may be exercised or modify any provision of Section 6 or this Section 12 without the consent of the holders of all such Warrants then outstanding or shall have a disparate and adverse impact on any Warrantholder.

          SECTION 13. SUCCESSORS. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 14. GOVERNING LAW. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of California applicable to contracts executed and to be performed wholly within such state, without regard to the principles of conflicts or choice of law.

          SECTION 15. BENEFITS OF THIS WARRANT CERTIFICATE. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate; and this Warrant Certificate shall be for the sole and exclusive benefit of this Company and the Holder.

          SECTION 16. SURVIVAL OF RIGHTS AND DUTIES. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M. (New York City time) on the Expiration Date or the date on which all of the Warrants have been exercised.

          SECTION 17. AGREEMENT TO BE BOUND. The Holder acknowledges and hereby agrees to be bound by such terms and conditions of the Shareholders' Agreement as are by their terms applicable to the Holder. Any and all Warrant Shares issued upon exercise hereof shall, immediately upon such issuance, and without further action by or on behalf of the Holder or the Company, become subject to such terms and conditions of the Shareholders' Agreement as are by their terms applicable to such Warrant Shares.

          SECTION 17. CAPTIONS. The captions of the Sections and paragraphs of this Warrant Certificate have been inserted for convenience only and shall have no substantive effect.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed this 20th day of August 1997.

                                              BURKE INDUSTRIES, INC.

                                              By: /s/ Rocco C. Genovese
                                                  ----------------------------
                                                  Rocco C. Genovese, President

                          FORM OF ELECTION TO PURCHASE

          (To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To Burke Industries, Inc.:

          The undersigned hereby irrevocably elects to exercise ____________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, ____________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_____ in cash (or in liquidation preference of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, or any combination thereof) with and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

          The undersigned requests that certificates for such shares be issued in the name of ____________________________.

                                          PLEASE INSERT SOCIAL SECURITY
                                          OR TAX IDENTIFICATION NUMBER
(Please print name and address)           __________________________________

                                          __________________________________

                                          __________________________________

          If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

______________________________________________________________________________

______________________________________________________________________________
                        (Please print name and address)

                                             By:______________________________
                                                Name:
                                                Title:

Dated:  __________________

                                 FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said
Warrants:

  NAME OF ASSIGNEE         ADDRESS        NUMBER OF WARRANTS
  ----------------         -------        ------------------

          If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.


                                             By:______________________________
                                                Name:
                                                Title:

Dated:  __________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN A SHAREHOLDERS AGREEMENT, DATED AS OF AUGUST 20, 1997 (AS AMENDED, MODIFIED OR SUPPLEMENTED THROUGH THE DATE HEREOF, THE "SHAREHOLDERS AGREEMENT"), BY AND AMONG THE COMPANY AND THE SHAREHOLDERS NAMED THEREIN, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENTS.

           EXERCISABLE AT ANY TIME SUBJECT TO THE PROVISIONS HEREOF

NO. 5                       BURKE INDUSTRIES, INC.
                             WARRANT CERTIFICATE

                      Warrant Certificate for  Warrants
                    to Purchase 107,111.11 Warrant Shares

          This Warrant Certificate certifies that, for value received, Paribas North America, Inc. (the "Holder") is the owner of the number of Warrants (as defined in Section 1.2(a) below) set forth above, each of which entitles the Holder to purchase from Burke Industries, Inc., a California corporation (the "Company") at any time from and after the date hereof and until the Expiration Date (as defined in Section 2.1 hereof) one Warrant Share (as defined below), at the purchase price stated in Section 2.3 hereof (the "Exercise Price"). The number of Warrant Shares purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as herein provided.

          For purposes of this Warrant Certificate, "Warrant Shares" shall mean shares of the Company's Common Stock, no par value (the "Common Stock"); PROVIDED, HOWEVER, that if, in accordance with Section 6.3 hereof, the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the "Warrant Shares" shall mean the securities so issuable by such entity or the securities of the class of securities so issuable.

          The Warrants are subject to the following terms, conditions and provisions:

          SECTION 1. REGISTRATION; TRANSFERABILITY; EXCHANGE OF WARRANT CERTIFICATE.

          1.1 REGISTRATION. The Company shall number and register the Warrants in a register (the "Warrant Register") maintained at the principal office of the Company (the "Office"). The Company shall be entitled to treat the Holder of the Warrants as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person.

          1.2   TRANSFER AND EXCHANGE.

          (a) Subject to compliance with any restrictions on transfer set forth in the Shareholders Agreement, dated as of August 20, 1997, by and among the Company, Holder, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual High Yield Partners LLC, Jackson National Life Insurance Company, and the other shareholders named therein (the "Shareholders' Agreement") (Holder and Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual High Yield Partners LLC and Jackson National Life Insurance Company shall sometimes be collectively referred to herein as the "Initial Warrantholders"), the warrants issued to the Initial Warrantholders (the "Warrants") shall be transferable only on the Warrant Register upon delivery thereof by the Holder or by his duly authorized attorney or representative or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee of such Warrants and a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the remaining Warrants, if any, not so transferred, shall be issued to the Holder. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and shall remain with the Company. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. No transfer of the Warrants or any interest therein other than in compliance with this Section 1.2 shall be made or recorded in the Warrant Register, and any such purported transfer shall be void and of no effect.

          (b) This Warrant Certificate is exchangeable, in whole or in part, upon the surrender hereof by the holder hereof at the Office for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares that may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the holder of such new Warrant Certificates at the time of such surrender.

          SECTION 2.  TERM OF WARRANTS; EXERCISE OF WARRANTS.

          2.1 TERM OF WARRANT. Subject to the terms of this Warrant Certificate, the Holder shall have the right, which may be exercised by the registered Holder hereof from time to time on any Business Day before 5:00 P.M. (New York City time) during the period through and including February 20, 2008 (the "Expiration Date") to purchase from the Company an aggregate of 107,111.11 fully paid and nonassessable Warrant Shares or such other number of Warrant Shares which the Holder may at the time be entitled to purchase in accordance with this Warrant Certificate. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

          2.2 EXERCISE OF WARRANTS. Subject to the terms of this Warrant Certificate, the Warrants evidenced by this Warrant Certificate may be exercised in whole or in part, upon surrender to the Company, at its Office, of this Warrant Certificate, with a Purchase Form substantially in the form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price. Payment of the aggregate Exercise Price shall be in cash; PROVIDED, HOWEVER, that in lieu of payment in cash, the Holder may, at its option, pay all or a portion of the aggregate Exercise Price by tendering shares it holds of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, which shares shall be valued at their stated liquidation value, plus any accrued but unpaid dividends thereon, to the date of exercise pursuant to this Section 2.2. Payment of the aggregate Exercise Price in cash shall be by wire transfer in immediately available funds to an account designated in writing by the Company to the Holder.

          Upon the surrender of this Warrant Certificate, with the Purchase Form duly executed, and payment of the Exercise Price as aforesaid, the Company shall (subject to compliance, if necessary, with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), promptly and, in any event within ten Business Days, issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for such number of Warrant Shares so purchased. Such certificate or certificates shall be dated and deemed to have been issued as of the date of the surrender of this Warrant Certificate and payment of the Exercise Price, as aforesaid. The right of purchase represented by this Warrant Certificate shall be exercisable, at the election of the Holder, in full at any time or in part from time to time. In the event the Holder shall exercise fewer than all the Warrants evidenced hereby, a new Warrant Certificate shall be issued evidencing the remaining unexercised Warrants.

          2.3 EXERCISE PRICE. The price per share at which each Warrant Share shall be purchased upon exercise of each Warrant (the "Exercise Price") shall be $4.56, subject to adjustment pursuant to Section 6 LESS an amount per Warrant equal to the dividends in respect of the Warrant Shares that the holder would have received had such Warrant been exercised on August 20, 1997. The aggregate Exercise Price for all Warrant Shares subject to this Warrant Certificate shall be rounded to the next higher $0.01.

          SECTION 3. PAYMENT OF TAXES. The Company covenants and agrees that it will pay when due and payable all documentary, stamp and other similar taxes, if any, which may be payable in respect of the issuance or delivery of the Warrants or of the Warrant Shares purchasable and issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax or other charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other Securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered Holder of Warrants.

          SECTION 4. MUTILATED OR MISSING WARRANTS. In the event this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon, in the event of a lost, stolen or destroyed certificate, receipt of evidence satisfactory to the Company of such loss, theft or destruction and, if requested by the Company, upon indemnity that also is satisfactory to it; PROVIDED that a written undertaking of such loss, theft or destruction of this Warrant Certificate by the registered Holder hereof shall be deemed a satisfactory indemnity of the Company for purposes of this Section 4. In making application for such a substitute Warrant Certificate, the Holder shall also comply with such other reasonable requirements as the Company may prescribe.

          SECTION 5. RESERVATION AND AVAILABILITY OF WARRANT SHARES; PURCHASE AND CANCELLATION OF WARRANTS.

          5.1  RESERVATION OF WARRANT SHARES.

          (a) The Company shall at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligations to issue the Warrant Shares upon exercise of the Warrants, the full number of Warrant Shares deliverable upon the exercise of all the Warrants evidenced by this Warrant Certificate. The Company or, if appointed, the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid (each, a "Transfer Agent") shall be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with each Transfer Agent. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to the Holder pursuant to
Section 6 hereof.

          (b) The Company covenants that all Warrant Shares issuable upon exercise of the Warrants will, upon issuance, be fully paid, nonassessable and free from preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

          (c) Before taking any action which would cause an adjustment pursuant to Section 6, the Company will take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          5.2 WARRANT SHARES RECORD DATE. Each person in whose name any stock certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby, and such stock certificate shall be dated the date upon which this Warrant Certificate was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made.

          5.3 CANCELLATION OF WARRANT. Upon surrender of the Warrant Certificate for exchange, substitution, transfer or exercise, it shall be cancelled by the Company and retired.

          SECTION 6. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE. The number of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.

          6.1 MANDATORY ADJUSTMENTS. The number of securities purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment as follows:

               (a) In case the Company shall (i) declare or pay a dividend on any of its outstanding Common Stock in shares of Common Stock or make a distribution to holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivide any of its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combine any of its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of any of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation, merger or other business combination in which the Company is the surviving corporation), the number and kind of Warrant Shares purchasable and issuable upon exercise of the Warrants shall be adjusted so that the Holder, upon exercise thereof, shall be entitled to receive the number and kind of Warrant Shares and other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had the Warrants been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the happening of such event or, if applicable, any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. Upon adjustment of the number of Warrant Shares as provided in this paragraph (a), the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

               (b) In case the Company shall distribute to all holders of its outstanding Common Stock evidences of indebtedness of the Company, cash (including cash dividends payable out of consolidated earnings or earned surplus) or assets or securities other than its Common Stock (including stock of a subsidiary or securities convertible into or exercisable for such stock but excluding dividends or distributions referred to in Sections 6.1(a) above or Section 6.1(c) below) (any such evidences of indebtedness, cash, assets or securities, the "assets or securities"), then, in each case, the Exercise Price shall be adjusted by subtracting from the Exercise Price then in effect the value per share (as determined in accordance with Section 6.2(b)) of the assets or securities that the Holder would have been entitled to receive as a result of such distribution had the Warrant been exercised and the relevant Warrant Shares issued in the name of the Holder immediately prior to the record date for such distribution; PROVIDED that if, after giving effect to such adjustment, the Exercise Price would be less than $0.01 per share, the Company shall distribute such assets or securities to the Holder as if the Holder had exercised the Warrants and the Warrant Shares had been issued in the name of the Holder immediately prior to the record date for such distribution. Any adjustment required by this Section 6.1(b) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

               (c) If at any time after the date hereof the Company shall issue or sell any shares of Common Stock or any warrants, options or rights to subscribe for or purchase Common Stock or securities convertible into Common Stock (but excluding distributions referred to in paragraph (a) or (b) above or (d) below), and the consideration per share for, or the price per share at which such warrant, option or right is exercisable for or convertible into, such Common Stock is less than the Fair Market Value (as defined below) of the Common Stock immediately prior to such issuance or sale, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the time of such issuance or sale by a fraction the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale and (ii) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance or sale MULTIPLIED BY the Fair Market Value immediately prior to such issuance or sale.

               Notwithstanding the foregoing, the Company may, without adjustment to the Exercise Price pursuant to this Section 6.1(c), issue options, warrants or rights to subscribe for shares of its Common Stock to officers, directors, employees, consultants or agents of the Company pursuant to the terms of any stock option plan or arrangement approved by the Board of Directors, and may issue shares of its Common Stock upon the exercise of any such stock options, warrants or rights; PROVIDED, HOWEVER, that the aggregate number of shares of Common Stock that may be issued at any one time under such stock option plan or arrangement without adjustment to the Exercise Price under this Section 6.1(c) shall not exceed, in the aggregate 482,000 shares (appropriately adjusted for stock splits, dividends and/or combinations.

               As used herein, "Fair Market Value" of the Common Stock or other securities means, on any date, the average of the last sale price, regular way, for the 10-business day period immediately preceding such date, or if no such sales took place during such 10-business day period, the average of the closing bid and asked prices, regular way, for each day in such 10-business day period, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock or such other securities are listed, or, if the Common Stock or such other securities are not listed or admitted to trading on any national securities exchange, the average of the last quoted sale price for such 10-business day period or, if not so quoted, the average of the high bid and low asked prices for each day in such 10-business day period in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices during such 10-business day period as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the shares of Common Stock or such other securities are not publicly held or so listed or publicly traded, "Fair Market Value" shall mean the fair market value per share of Common Stock or such other securities as determined by the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding. negotiating in good faith toward agreeing upon such value. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of the notice required by Section 6.2(a), the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the Fair Market Value. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

               (d) If at any time after the date hereof the Company shall issue or sell to any person any securities convertible into or exercisable for Common Stock ("Convertible Securities") (other than securities distributed in a transaction described in paragraph (b) or (c) above), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common

     Stock is issuable upon such conversion or exchange shall be less than the Fair Market Value in effect immediately prior to the time of such issue or sale, then the Exercise Price shall be adjusted as provided in subparagraph (c) above on the basis that (i) the maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such shares shall be deemed to be the lowest possible price in any range of prices at which such additional shares are available to such holders, and (iii) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Exercise Price shall be made under this subparagraph (d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subparagraph (c) above. No further adjustments of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 6.1, no further adjustments of the Exercise Price shall be made by reason of such issue or sale. For the purposes of this subparagraph (d), the date as of which the Exercise Price shall be computed shall be the earlier of
     (i) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities and (ii) the date of actual issuance of such Convertible Securities. Such adjustments shall be made upon each issuance of Convertible Securities and shall become effective immediately after such issuance.

               (e) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one quarter of one percent (0.25%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; PROVIDED, HOWEVER, that any adjustments which by reason of this
     Section 6.1(e) are not required to be made shall be made immediately prior to any exercise of any Warrants or, if no such exercise occurs prior to the time that any subsequent adjustment would be made, carried forward and taken into account in such subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share. No adjustment need be made for a change in the par value of the Warrant Shares.

               (f) Upon each adjustment of the Exercise Price pursuant to paragraphs (b) through (d) of this Section 6.1, this Warrant Certificate shall be deemed to evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares obtained by multiplying the number of Warrant Shares covered by this Warrant Certificate immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the Exercise Price in effect after such adjustment.

               (g) The number of shares of Common Stock outstanding at any given time shall not include shares directly or indirectly owned or held by or for the account of the Company or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 6.1.

          6.2  NOTICE OF ADJUSTMENT.

          (a) The Company hereby agrees that whenever any adjustment of the number of Warrant Shares purchasable upon the exercise of the Warrants or the Exercise Price of such Warrants is effected as herein provided, the Company shall promptly notify the Holder, by first class mail, postage prepaid, of such adjustment and shall deliver to the Holder a certificate of the Chief Financial Officer of the Company, setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price of the Warrants after such adjustment, (ii) a brief statement of the facts requiring such adjustment and (iii) the computation by which such adjustment was made.

          (b)  If any adjustment is required to be made pursuant to
Section 6.1(b) (unless the PROVISO to the first sentence of that Section is applicable to the action), the Company and the holders of at least a majority of the Warrants issued to the Warrantholders that are then outstanding shall negotiate in good faith toward agreeing upon the value of the assets or securities and the necessary adjustment. If no agreement can be reached within 14 days from the date of receipt by Required Purchasers of such notice, the Company and the Required Purchasers shall appoint within 21 days from the date of such receipt a mutually acceptable independent investment banking firm to determine the necessary adjustment. Such firm shall make the necessary determination which shall be binding absent actual fraud or manifest error. The fees of such firm for making such determination and any related reimbursable expenses shall be paid by the Company.

          6.3  PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC.

          (a) In the event of any merger, consolidation or other acquisition or business combination in which the Company is not the surviving corporation or in which all of the outstanding Common Stock of the Company is converted into, acquired or exchanged for securities, cash or property or in the event of the sale or other disposition of all or substantially all the assets of the Company, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this Section 6.3, the holder of this Warrant Certificate, upon the exercise of any of its Warrants at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock, securities, cash and assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto, at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction
(subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in Section 6.1 above); provided, however, that the holder of this Warrant Certificate shall not be required to accept as consideration any property or securities the holding of which by such holder would be prohibited by any law, rule or regulation of any governmental entity or insurance industry regulatory body. Such undertaking shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6; PROVIDED, HOWEVER, that if upon such consolidation, merger, transfer, reorganization or reclassification, different holders of Common
Stock shall be entitled to receive different forms of consideration for their Common Stock, the form of such consideration thereafter deliverable upon the exercise of the Warrants shall be as determined in good faith by the Board of Directors, whose determination shall be conclusive. The provisions of this
Section 6.3 shall also apply to successive mergers or consolidations.

          (b) Upon any liquidation, dissolution or winding up of the Company, the Holder shall receive such cash or property (less the Exercise Price) which the Holder would have been entitled to receive upon the happening of such liquidation, dissolution or winding up had the Warrants been exercised and the Warrant Shares issued immediately prior to the occurrence of such liquidation, dissolution or winding up.

          6.4 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of the Warrant or the Exercise Price, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and any kind of shares as are stated in this Warrant Certificate.

          SECTION 7. FRACTIONAL INTERESTS. The Holder shall not be required to accept fractional securities on the exercise of Warrants. If any fraction of a security would be issuable on the exercise of Warrants, the Holder may, at its option, require the Company to pay to the Holder of such Warrants an amount in cash equal to the fair market value of such fraction.

          SECTION 8. REGISTRATION. The Holder shall, from time to time, have the rights, if any, with respect to registration of Warrant Shares as are set forth in the Registration Rights Agreement for such Warrant Shares.

          SECTION 9. NO RIGHTS AS A SHAREHOLDER; NOTICES TO HOLDER. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meeting of shareholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the exercise of the Warrants evidenced by this Warrant Certificate, any of the following events shall occur:

               (a) the Company shall declare any dividend payable in cash or in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock;

               (b) the Company shall offer to all holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof;

               (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed; or

               (d) any consolidation or merger to which the Company is a party and for which approval of the holders of Common Stock is required, or of the conveyance or transfer of all or substantially all assets of the Company as, or substantially as, an entirety, or of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrant (other than a change in par value to no par value, or from no par value to par value) or as a result of a subdivision or combination, then in any one or more of said events, the Company shall give to the Holder the greater of 15 business days' written notice and the number of days written notice required to be given to shareholders with respect to such action prior to the applicable record date hereinafter specified, stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividends, rights or warrants are to be determined or (ii) the date on which any such dissolution, liquidation, winding up, consolidation, merger, conveyance or transfer is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up.

          SECTION 10. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall promptly notify the Holder of the name and address of such Transfer Agent.

          SECTION 11. NOTICES. Any notice, except as provided in Section 9 of this Warrant Certificate, or demand authorized by this Warrant Certificate to be given by the Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed by overnight courier, or otherwise delivered, to the Company, at 2250 South Tenth Street, San Jose, California 95112, attention of Chief Executive Officer, with a copy to J.F. Lehman Equity Investors I, L.P., 450 Park Avenue, New York, New York

10022, attention of Mr. Donald Glickman. The Company may change the address to which notices to it are to be delivered or mailed hereunder by notice to the Holder.

          Any notice pursuant to this Warrant Certificate by the Company to the Holder shall be in writing and shall be mailed by overnight courier or otherwise delivered, to the Holder at its address set forth in the Warrant Register.

          Notices delivered personally shall be effective at the time delivered by hand, notices sent by mail shall be effective when received, notices sent by facsimile transmission shall be effective when confirmed and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

          SECTION 12. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant Certificate may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the holders of at least 662/3% of the Warrants issued to the Warrantholders that are then outstanding; PROVIDED, HOWEVER, that no such amendment or waiver shall change the number of Warrant Shares issuable under the Warrants, change the Exercise Price, change the period during which the Warrants may be exercised or modify any provision of
Section 6 or this Section 12 without the consent of the holders of all such Warrants then outstanding or shall have a disparate and adverse impact on any Warrantholder.

          SECTION 13. SUCCESSORS. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 14. GOVERNING LAW. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of California applicable to contracts executed and to be performed wholly within such state, without regard to the principles of conflicts or choice of law.

          SECTION 15. BENEFITS OF THIS WARRANT CERTIFICATE. Nothing in this Warrant Certificate shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate; and this Warrant Certificate shall be for the sole and exclusive benefit of this Company and the Holder.

          SECTION 16. SURVIVAL OF RIGHTS AND DUTIES. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M. (New York City time) on the Expiration Date or the date on which all of the Warrants have been exercised.

          SECTION 17. AGREEMENT TO BE BOUND. The Holder acknowledges and hereby agrees to be bound by such terms and conditions of the Shareholders' Agreement as are by their terms applicable to the Holder. Any and all Warrant Shares issued upon exercise hereof shall, immediately upon such issuance, and without further action by or on behalf of the Holder or the Company, become subject to such terms and conditions of the Shareholders' Agreement as are by their terms applicable to such Warrant Shares.

          SECTION 17. CAPTIONS. The captions of the Sections and paragraphs of this Warrant Certificate have been inserted for convenience only and shall have no substantive effect.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed this 20th day of August 1997.

                                          BURKE INDUSTRIES, INC.


                                          By: /s/ Rocco C. Genovese
                                              -------------------------------
                                              Rocco C. Genovese, President

                         FORM OF ELECTION TO PURCHASE

          (To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To Burke Industries, Inc.:

          The undersigned hereby irrevocably elects to exercise ____________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, ____________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_____ in cash (or in liquidation preference of the Series A 11.5% Cumulative Redeemable Preferred Stock of the Company, or any combination thereof) with and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

          The undersigned requests that certificates for such shares be issued in the name of ____________________________.

                                               PLEASE INSERT SOCIAL SECURITY
                                               OR TAX IDENTIFICATION NUMBER
(Please print name and address)                ________________________________

                                               ________________________________

                                               ________________________________

          If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

      ________________________________________________________________________

      ________________________________________________________________________
                          (Please print name and address)

                                                  By:_________________________

                                                     Name:
                                                     Title:
Dated:  __________________

                              FORM OF ASSIGNMENT

          FOR VALUE RECEIVED,_________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:


       NAME OF ASSIGNEE                ADDRESS               NUMBER OF WARRANTS
       ----------------       -------------------------      ------------------






          If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

                                          By:
                                              ------------------------------
                                              Name:
                                              Title:
Dated:
       ---------------------